UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT Pursant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 19, 2010 CALIFORNIA FIRST NATIONAL BANCORP (Exact Name of Registrant as Specified in its Charter)
CALIFORNIA (State or other Jurisdiction of Incorporation)	000-15641 (Commission File Number)	33-0964185 (IRS Employer Identification No.)

18201 VON KARMAN AVENUE, SUITE 800, IRVINE, CA 92612
(Address of Principal Executive Offices, Including Zip Code)

Registrant's telephone number, including area code: (949) 255-0500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

       On October 20, 2010, California First National Bancorp ("CFNB") announced its financial results for the fiscal quarter ended September 30, 2010 and certain other information. A copy of CFNB's press release announcing these financial results and certain other information is attached as Exhibit 99.1.

        In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders

        On October 19, 2010, the Annual Meeting of the stockholders of California First National Bancorp was held. As of September 17, 2010, the record date, there were 10,251,745 shares of Common Stock outstanding and entitled to vote at the meeting. Of the total outstanding Common Stock, 7,727,592 were voted at the meeting. There was only one item voted on and preliminary results were reported at the meeting. The following is a brief summary of the voting results from the meeting, including the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes.

1. The following directors were elected, each to serve a one-year term expiring at the 2011 Annual Meeting of the stockholders and until their successors are duly elected and qualified:

	Vote
		Against or		Broker
	For	Withheld	Abstain	Non-Votes

Patrick E. Paddon	7,112,178	615,414	-	2,524,153
Glen T. Tsuma	7,111,771	615,821	-	2,524,153
Michael H. Lowry	7,697,529	30,063	-	2,524,153
Harris Ravine	7,701,564	26,028	-	2,524,153
Danilo Cacciamatta	7,701,564	26,028	-	2,524,153

Item 7.01 Regulation FD Disclosure

       On October 20, 2010, the Company issued the press release referred under Item 2.02 providing previously non-public information consisting of forward-looking statements relating to the Company's business and results of operations. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

        (c)    Exhibits.

          99.1    Press Release dated October 20, 2010.

       Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA FIRST NATIONAL BANCORP
S. Leslie Jewett /s/ S. Leslie Jewett Chief Financial Officer
Date: October 21, 2010